As filed with the Securities and Exchange                     File No. 33-88334
Commission on April 15, 1997                                  File No. 811-8934


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     Post-Effective Amendment No. 5

                                   and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 5

                   AETNA GENERATION PORTFOLIOS, INC.

          151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                             (860) 273-7834

                       Susan E. Bryant, Counsel
              Aetna Life Insurance and Annuity Company
          151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective:



             X         on May 1, 1997 pursuant to paragraph (b) of Rule 485
          --------



Aetna Generation Portfolios, Inc. has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 28, 1997.

                       Aetna Generation Portfolios, Inc.
                            Cross-Reference Sheet

Form N-1A

Item No.                       Part A                            Caption in Prospectus

     1.       Cover Page                                         Cover Page

     2.       Synopsis     ....................................  Not applicable

     3.       Condensed Financial Information..................  Financial Highlights

     4.       General Description of Registrant................  The Fund; Description of the Generation
                                                                 Portfolios; Investment Strategies; Investment
                                                                 Techniques; Risk Factors and Other
                                                                 Considerations; Investment Restrictions

     5.       Management of the Fund...........................  Management of the Generation Portfolios

    5A.       Management's Discussion of Fund Performance......  Not applicable

     6.       Capital Stock and Other Securities...............  General Information; Tax Matters

     7.       Purchase of Securities Being Offered.............  Management of the Generation
                                                                 Portfolios; Purchase and Redemption of Shares;
                                                                 Net Asset Value;

     8.       Redemption or Repurchase.........................  Purchase and Redemption of Shares;
                                                                 Net Asset Value

     9.       Legal Proceedings................................  Not applicable




Form N-1A
Item No.                       Part B                              Caption in Statement of Additional Information

10.           Cover Page.......................................    Cover Page

11.           Table of Contents................................    Table of Contents

12.           General Information and History..................    General Information and History

13.           Investment Objectives and Policies...............    General Information and History;
                                                                   Additional Investment Restrictions and
                                                                   Policies of the Generation Portfolios;
                                                                   Description of Various Securities and
                                                                   Investment Techniques

14.           Management of the Fund...........................    Directors and Officers of the Company

15.           Control Persons and Principal Holders of Securities  Control Persons and Principal Shareholders

16.           Investment Advisory and Other                        Investment Advisory Agreement; Subadvisory
              Services.........................................    Agreement; The Administrative Services
                                                                   Agreement

17.           Brokerage Allocation.............................    Brokerage Allocation and Trading Policies

18.           Capital Stock and Other Securities...............    Description of Shares; Voting Rights

19.           Purchase, Redemption and Pricing of Securities       Purchase and Redemption of Shares;
              Being Offered....................................    Net Asset Value

20.           Tax Status.......................................    Tax Status

21.           Underwriters.....................................    Not applicable

22.           Calculation of Performance Data..................    Performance Information

23.           Financial Statements.............................    Financial Statements


==============================================================================


                        AETNA GENERATION PORTFOLIOS, INC.

                         Aetna Ascent Variable Portfolio
                       Aetna Crossroads Variable Portfolio
                         Aetna Legacy Variable Portfolio


                             151 Farmington Avenue
                             Hartford, CT 06156-8972
                                 1-800-525-4225

                          Prospectus dated: May 1, 1997

Aetna Generation Portfolios, Inc. (Fund) is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has three series authorized. The Fund's shares are offered only to insurance company separate accounts to fund benefits under their variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). Each Portfolio is an asset allocation fund that allocates its investments among equities and fixed income securities and is designed for retirement plan participants (Participants) with different investment horizons and risk tolerances. See "Description of the Generation Portfolios" and "Risk Factors and Other Considerations." An investment in the Fund is neither insured nor guaranteed by the U.S. Government.



This Prospectus sets forth concisely the information that a prospective contract holder or policy holder should know before directing an investment to a Portfolio and should be read and kept for future reference. A Statement of Additional Information (Statement) dated May 1, 1997 contains more information about the Portfolios. For a free copy of the Statement, call
1-800-525-4225 or write to the Fund, at the address listed above. The Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Prospectus by reference. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this Prospectus carefully before investing and retain for future reference.


==============================================================================

                            TABLE OF CONTENTS


Financial Highlights   ................................................    3
The Fund   ............................................................    4
Description of the Generation Portfolios ..............................    4
Investment Strategies  ................................................    4
Investment Techniques  ................................................    7
Risk Factors and Other Considerations .................................   10
Investment Restrictions   .............................................   12
Management of the Generation Portfolios  ..............................   12
Purchase and Redemption of Shares  ....................................   13
Net Asset Value  ......................................................   14
General Information ...................................................   14
Tax Matters   .........................................................   14
Appendix A -- Glossary of Investment Terms  ...........................   15
Appendix B -- Description of Corporate Bond Ratings  ..................   17



2 Aetna Generation Portfolios, Inc.

                             FINANCIAL HIGHLIGHTS

The selected data presented below for, and as of the end of, each of the periods listed are derived from the financial statements of the Fund, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the year ended December 31, 1996 and the period from July 5, 1995 to December 31, 1995 and the independent auditors' report thereon, are included in the Fund's annual report dated December 31, 1996, which is incorporated by reference into the Statement.

                                                     Aetna                      Aetna                       Aetna
                                                     Ascent                   Crossroads                   Legacy
                                            -------------------------- -------------------------- -------------------------
                                              1996          1995+         1996         1995+         1996         1995+
                                            ----------   -----------   ----------   -----------   ----------   ------------
Net asset value, beginning of period         $10.795        $10.000     $10.740        $10.000     $10.637        $10.000
Income from Investment
 Operations   ...........................
 Net investment income ..................       .225           .116        .270           .131        .334           .148
 Net realized and change in
  unrealized gain   .....................      2.286           .929       1.722           .799       1.150           .679
                                             -------        -------     -------        -------     -------        -------
  Total from investment
   operations    ........................    $ 2.511        $ 1.045     $ 1.992        $  .930     $ 1.484        $  .827
                                             -------        -------     -------        -------     -------        -------
Less Distributions
 From net investment income  ............      (.230)         (.250)      (.300)         (.190)      (.363)         (.190)
                                             -------        -------     -------        -------     -------        -------
From net realized gains on
 investments  ...........................      (.457)           --        (.453)           --        (.503)           --
                                             -------        -------     -------        -------     -------        -------
  Total distributions  ..................      (.687)         (.250)      (.753)         (.190)      (.866)         (.190)
                                             -------        -------     -------        -------     -------        -------
Net asset value, end of period  .........    $12.619        $10.795     $11.979        $10.740     $11.255        $10.637
                                             =======        =======     =======        =======     =======        =======
Total Return* ...........................      23.58%         10.45%      18.81%          9.30%      14.19%          8.27%
Net assets, end of period (000's)  ......    $45,155        $18,850     $37,690        $18,813     $27,754        $18,253
Ratio of total expenses to average
 net assets** ...........................       0.84%          1.59%       0.80%          1.60%       0.80%          1.62%
Ratio of net investment income to
 average net assets**  ..................       2.53%          2.26%       3.01%          2.56%       3.45%          2.91%
Portfolio turnover rate  ................     109.77%         39.77%     105.66%         49.38%     111.11%         62.43%
Average Commission rate paid per
 share  .................................    $0.0296            --      $0.0284            --      $0.0274            --

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

* The performance data reflects deduction of an investment advisory fee at an annual rate of 0.50% of the Fund's average daily net assets, prior to August 1, 1996 and 0.60% of average daily net assets thereafter and deductions for Fund administrative services and other expenses at cost prior to May 1, 1996, and at an annual rate of 0.15% of average daily net assets thereafter. Performance data above is for the Fund and not for the separate accounts investing in the Fund. Therefore, the performance does not reflect insurance charges for mortality and expense risks, contract maintenance charges, deferred sales charges or other charges relating to the separate account using the Fund for VA Contracts or VLI Policies. Inclusion of these expenses would reduce the total return figures.


**Annualized for periods of less than one year.



Additional information about the performance of the Portfolios is contained in the Fund's Annual Report dated December 31, 1996, which may be obtained, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.


                                           Aetna Generation Portfolios, Inc. 3

                                   THE FUND

The Fund is an open-end, management investment company, consisting of multiple series or Portfolios. It currently has authorized three series, Aetna Ascent Variable Portfolio (Ascent), Aetna Crossroads Variable Portfolio (Crossroads) and Aetna Legacy Variable Portfolio (Legacy). The Fund may authorize additional series in the future. The Fund is intended to serve as one of the funding vehicles for VA Contracts and VLI Policies to be offered through the separate accounts of insurance companies. The insurance companies, including Aetna Life Insurance and Annuity Company (Aetna), the Fund's investment adviser, not Participants, are shareholders of the Fund. See "General Information."


The Fund's Board of Directors (Directors) does not foresee any disadvantages or conflicts to the Participants in funding both VA Contracts and VLI Policies through the Portfolios or in offering the Portfolios through more than one insurance company. The Directors have agreed to monitor the Portfolios' activities to identify any potentially material, irreconcilable conflicts and to take appropriate action if necessary to resolve any conflicts which may arise.

                   DESCRIPTION OF THE GENERATION PORTFOLIOS

The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.


Ascent's investment objective is to provide capital appreciation. The Portfolio is designed for Participants who have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

Crossroads' investment objective is to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for Participants who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Legacy's investment objective is to provide total return consistent with preservation of capital. The Portfolio is designed for Participants who have an investment horizon exceeding five years and who have a low level of risk tolerance.

Each Portfolio's investment objective is fundamental and may not be changed without the vote of a majority of the holders of that Portfolio's outstanding shares. There can be no assurance that a Portfolio will meet its investment objective. Each Portfolio is subject to investment policies and restrictions described in this Prospectus and in the Statement, some of which are fundamental. No fundamental investment policy or restriction may be changed without the approval of a majority of the outstanding shares of that Portfolio.


                             INVESTMENT STRATEGIES


Aetna serves as the investment adviser for each Portfolio and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser. Aetna and Aeltus (collectively, the "Adviser") are both indirect wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is, in turn, an indirect, wholly-owned subsidiary of Aetna Inc. See "Management of the Generation Portfolios."


A glossary describing various investment terms used in this Prospectus is contained in Appendix A.


Each Portfolio has a specific asset allocation strategy, which corresponds to its respective investment objective. Each strategy contains unique asset allocation ranges and benchmark allocations for the seven asset classes utilized by the Portfolios. The ranges show what is permissible for allocations to each asset class in a given Portfolio. The Adviser may adjust the asset class mix of a Portfolio within the ranges. The benchmarks describe a typical asset allocation strategy under neutral market conditions. Benchmarks are also used by the Adviser to monitor a "hypothetical benchmark portfolio" consisting of the benchmark allocation in each comparative index. Comparing the actual performance of each Portfolio against its respective "hypothetical benchmark portfolio" is useful in evaluating the impact of ongoing asset allocation decisions.


4 Aetna Generation Portfolios, Inc.

The allocation ranges, benchmarks and comparative indexes are as follows:


Asset Class                    Ascent    Crossroads   Legacy             Comparative Index
----------------------------- --------- ------------- ---------   -------------------------------
Equities
Large Capitalization Stocks
  Range .....................   0-60%       0-45%       0-30%      Standard & Poor's 500
                                                                   Stock Index
  Benchmark   ...............     20%         15%         10%
Small Capitalization Stocks
  Range .....................   0-40%       0-30%       0-20%      Russell 2000 Small Cap
  Benchmark   ...............     20%         15%         10%      Stock Index
International Stocks
  Range .....................   0-40%       0-30%       0-20%      Morgan Stanley Capital
  Benchmark   ...............     20%         15%         10%      International Europe
                                                                   Australia and Far East Index
Real Estate Stocks
  Range .....................   0-40%       0-30%       0-20%      National Association of Real
                                                                   Estate Investment Trust
  Benchmark   ...............     20%         15%         10%      Equity REIT Index
Fixed Income
U. S. Dollar Bonds
  Range .....................   0-30%       0-70%      0-100%      Salomon Brothers Broad
  Benchmark   ...............     10%         25%         40%      Investment Grade Index
International Bonds
  Range .....................   0-20%       0-20%       0-20%      Salomon Brothers Non-U.S.
  Benchmark   ...............     10%         10%         10%      World Government Bond
                                                                   Index
Money Market Securities
  Range .....................   0-30%       0-30%       0-30%      91 Day T-Bill
  Benchmark   ...............      0%          5%         10%

The Adviser will allocate the assets of each Portfolio within the specified ranges. The actual allocation of assets of each Portfolio may be above or below the benchmark allocation at any given time, depending on the Adviser's ongoing evaluation of the expected returns and risks of each asset class. For example, if the Adviser believes, based on a review of various economic and financial market factors, that the expected ratio of return to risk for a particular asset class will be better than other classes, the allocation of assets to that class may be higher than the benchmark percentage.

In addition to investing within the asset allocation ranges, Crossroads will invest no more than 60% of its assets and Legacy will invest no more than 35% of its assets in the following types of securities: securities in the Small Capitalization Stock Class with capitalization of less than $1.0 billion, securities in the U.S. Dollar Bond Class that are below investment grade otherwise known as high-risk, high-yield securities or "junk bonds" (hereinafter, "high-risk, high-yield securities" or "junk bonds"), securities in the International Stock Class, and securities in the International Bond Class. Ascent has no such restrictions. Restrictions apply at the time of purchase of the particular securities and are designed to limit the amount of risk assumed by each Portfolio.

The Portfolios may also invest in options contracts, futures contracts, and other derivative instruments, which are described in greater detail under "Investment Techniques" and "Risk Factors and Other Considerations" and in the Statement.


                                           Aetna Generation Portfolios, Inc. 5

Asset allocation strategies are supplemented by security selection decisions within each asset class. Selection of particular securities will be based on the Adviser's evaluation of various factors including the particular issuer or industry, the expected return from the investment, the price to earnings ratio, dividend payments, yields and inflation factors. The following describes the securities in each of the asset classes (some of these securities involve risks which are described under "Risk Factors and Other Considerations"):


Equity Securities


Each Portfolio may invest its assets in equity securities that the Adviser believes have the potential for capital appreciation. These may include the equity securities of larger, widely-traded issuers; smaller, less well-known issuers; foreign issuers; and real estate-related issuers. Securities in this asset class include preferred and common stocks, securities convertible into stock, and warrants to purchase stock.


Large Capitalization Stock Class. Issuers of equity securities in this class generally have equity market capitalizations at the time of purchase of more than $1 billion, are U.S. domiciled and their securities generally are widely traded on U.S. exchanges.

Small Capitalization Stock Class. Equity securities in this class are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion. These securities may involve greater risks because their issuers may be untested in adverse market conditions, may have limited product lines or financial resources, or their securities may trade less frequently than those of larger- capitalized companies. As a result, the prices of these securities may fluctuate more than prices of more widely-traded securities of larger companies.


International Stock Class. Equity securities in this class may be issued by companies domiciled or engaged in business principally in countries outside of the United States. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification. Each Portfolio may invest in ordinary foreign shares, American Depositary Receipts (ADRs), futures contracts or foreign stock indices and other derivative securities within the limits set forth below. Investments in securities of foreign companies and in securities denominated in foreign currencies involve certain risks, which are described below under "Risk Factors and Other Considerations."

Real Estate Stock Class. Equity securities in this class include equity real estate investment trusts (REITs), real estate development and real estate operating companies, and shares of companies engaged in other real estate related businesses. Each Portfolio will invest the real estate portion of its assets primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, such as the Northeastern United States, or both.


Fixed Income Securities


Each Portfolio may invest in fixed income securities, including obligations of the United States and foreign governments and high-risk, high-yield (junk bond) securities, as well as obligations of corporations.


The value of fixed income securities fluctuates in response to changes in interest rates. Generally, when interest rates fall, the value of fixed income securities increases. Conversely, when interest rates rise, the value of fixed income securities decreases. The amount of the increase or decrease in value is affected by other factors, including the maturity of the security. Fixed income securities are subject to various risks, including the creditworthiness of the issuer and economic factors.

U.S. Dollar Bonds Class. Securities in this class consist of any fixed income security denominated in U.S. dollars, including obligations of the U.S. Government, debt securities issued by U.S. corporations and supranational agencies and mortgage-backed securities.

6 Aetna Generation Portfolios, Inc.

U.S. Government Securities consist of direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or indirect obligations, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Securities in this group also include repurchase agreements collateralized by U.S. Government agency securities, separately traded principal and interest components of certain U.S. Government securities (STRIPS) and zero coupon bonds. See "Investment Techniques."

Corporate Bonds include investment grade debt securities and high-risk, high-yield securities or "junk bonds." Investment grade debt securities include corporate bonds, mortgage-backed and other asset-backed and debt securities (described below) rated in the four highest categories by Standard & Poor's Corporation (Standard & Poor's) or Moody's Investor's Services, Inc. (Moody's), and other debt instruments with similar ratings by other nationally recognized statistical rating organizations or, if unrated, considered by the Adviser to be of similar quality. High-risk, high-yield securities, or "junk bonds," carry more credit risk and are rated BB or below by Standard & Poor's or Ba or below by Moody's or, if unrated, are considered by the Adviser to be of comparable quality. No Portfolio will invest more than 15% of its assets in high-risk, high-yield securities or "junk bonds." See "Risk Factors and Other Considerations" for further information.

Mortgage-Backed Securities The Portfolios may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as GNMA, FHLMC and FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Portfolios may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, a Portfolio may invest in CMOs and securities issued by real estate mortgage investment conduits (REMICs). Additional information about CMOs and REMICs is contained in the Statement. Mortgage-backed securities are subject to the same prepayment risk as asset-backed securities. See "Asset-Backed Securities" below.

International Bond Class. Securities in this class include debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in international debt securities that are denominated in foreign currencies involve certain risks, which are described under "Risk Factors and Other Considerations."

Money Market Instruments

Each Portfolio may invest in high quality money market instruments that present minimal credit risk.

Money market instruments include U.S. Government obligations, repurchase agreements, certificates of deposit, banker's acceptances, bank deposits, other financial institution obligations, commercial paper and other short-term commercial obligations. These securities may include instruments that have variable interest rates which, in the opinion of the Adviser, will maintain a value at or close to the face value of the security.



Each Portfolio may keep a portion of its assets in cash.

                             INVESTMENT TECHNIQUES

The Generation Portfolios may use the following investment techniques (see Appendix A for the definition of certain terms used below):


Borrowing. A Portfolio may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Portfolios do not intend to borrow for other purposes, except that they may invest in leveraged derivatives which have certain risks as outlined below. The Portfolios may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets, including proceeds from the borrowings, is equal



                                           Aetna Generation Portfolios, Inc. 7
to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Securities Lending. Each Portfolio may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Portfolio's total assets. The Portfolios will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that a Portfolio may incur costs in liquidating the collateral or a loss if the collateral declines in value. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.

Repurchase Agreements. Portfolios may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Portfolios to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Portfolio may incur costs in liquidating the securities or other collateral for the agreement or a loss if the securities (or collateral) declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Portfolio to liquidate the collateral may be delayed or limited.

Asset-Backed Securities. Each Portfolio may purchase securities collateralized by a specified pool of assets, including, but not limited to, credit card receivables, and automobile, home equity, mobile home, or recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment of prepayment proceeds would be made at lower and less attractive interest rates.

Zero coupon and Pay-in-Kind Bonds. Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities. The value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates than they do at other times.


Bank Obligations. Each Portfolio may invest in obligations (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) issued by domestic or foreign banks provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.


Options, Futures and Other Derivative Instruments. A Portfolio may engage in various strategies using derivatives including managing its exposure to changing interest rates, securities prices and currency exchange rates (collectively known as hedging strategies), or increasing its investment return. A derivative is a financial instrument, the value of which depends on (or "derives from") the value of an underlying asset such as a security, interest rate, currency rate or index. In addition to futures and options, derivatives include, but are not limited to, forward contracts, swaps, structured notes, and CMOs.

For purposes other than hedging, a Portfolio will invest no more than 5% of its total assets in derivatives which at the time of purchase are considered by the Adviser to involve high risk to the Portfolio. These would include inverse floaters, interest-only and principal-only securities.

Each Portfolio may buy and sell options including index options and options on foreign securities and may invest in futures contracts and related options with respect to foreign currencies, fixed income securities and foreign stock indices. When a Portfolio writes a call option, it gives the purchaser the right, but not the obligation, to buy a particular security at a set price within a set time. The Portfolio receives income from the premium paid by the purchaser. The calls are "covered," which means that the Portfolio owns the securities that are subject to the call (although it may substitute other qualifying securities). There is no limit on the amount of a Portfolio's total assets that may be subject to calls.

When a Portfolio writes a put option, it gives the purchaser the right, but not the obligation, to require the Portfolio to buy a particular security at a set price within a set time. Writing puts requires the seg-


8 Aetna Generation Portfolios, Inc.

regation of liquid assets to cover the put. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be segregated to cover the put obligation.

Although these investments are primarily made to hedge against price fluctuations, in some cases, a Portfolio may buy a futures contract for the purpose of increasing its exposure in a particular asset class or market segment, which strategy may be considered speculative. This strategy is typically used to manage better portfolio transaction costs. The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 30% of Legacy's total assets, 60% of Crossroads' total assets, and 100% of Ascent's total assets. With respect to futures contracts or related options that may be entered into for speculative purposes, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

A Portfolio may invest in forward contracts on foreign currency (forward exchange contracts). These contracts may involve "cross-hedging," a technique in which a Portfolio hedges with currencies which differ from the currency in which the underlying asset is denominated.


A Portfolio may also invest in interest rate swap transactions. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also interest rate risks, because a Portfolio could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes.


All of these are referred to as "hedging instruments." Investment in these hedging instruments involves certain risks, which are described below under "Risk Factors and Other Considerations" and in the Statement.

U.S. Government Derivatives. Each Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities (Strips). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

Supranational Agencies. Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government, nor are they considered foreign securities for purposes of investment policies.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Portfolio may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and
Section 4(2) of the Securities Act of 1933.

The Directors have established a policy to monitor the liquidity of securities acquired by each Portfolio.

Cash or Cash Equivalents. The Adviser reserves the right to depart temporarily from a Portfolio's investment objective by investing up to 100% of its assets in cash or money market instruments for defense against potential market declines. In addition, all Portfolios reserve the right to deposit some or all of their uninvested cash balances into one or more joint accounts authorized by the Commission.


                                           Aetna Generation Portfolios, Inc. 9

Other Investments. Each Portfolio may use other investment techniques, including when-issued, delayed-delivery, forward commitment securities and variable rate instruments. These techniques are described in Appendix A and in the Statement.


                     RISK FACTORS AND OTHER CONSIDERATIONS


General Considerations. The different types of securities purchased and investment techniques used by the Adviser involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company, and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High-risk, high-yield securities (junk bonds) may provide a higher return but with added risk. In addition, foreign securities have currency risk.

Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Adviser does not purchase securities with the intention of profiting from short-term trading, the Adviser may buy and sell securities when the Adviser believes such action is appropriate. It is anticipated that the average annual turnover rate may exceed 125%. Higher turnover rates have resulted and are expected to continue to result in higher transaction costs relating to stock or equity transactions, which costs are borne directly by the Portfolios. The Adviser anticipates that these higher costs are offset by the potentially improved performance that is sought by numerous portfolio transactions. Higher turnover rates may also result in a possible increase in short-term capital gains or losses. See "Distributions," "Taxes" and the Statement for additional information.

Foreign Securities. The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.


Depositary Receipts. The Portfolios can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts.


The Portfolios will generally acquire American Depositary Receipts (ADRs) which are dollar denominated depositary receipts, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities. See Appendix A and the Statement for more information.


Real Estate Securities. A Portfolio's investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, equity REITS may be dependent upon management skill, may not be diversified, and may be subject to the risks

10 Aetna Generation Portfolios, Inc.

of obtaining adequate financing for projects on favorable terms. Equity REITS are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (Code) and failing to maintain exemption from regulation under the Investment Company Act of 1940 (1940 Act).


High-Risk, High-Yield Securities. A Portfolio may invest in high-risk, high-yield securities, often called "junk bonds." These securities are rated BB/Ba or below by Standard & Poor's and Moody's, respectively, or, if unrated, are considered to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although junk bonds are high risk investments, they may be purchased if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.


Derivatives. Derivatives can be volatile investments and involve certain risks. As described above under "Investment Techniques--Options, Futures and Other Derivative Instruments," the Portfolios may use derivative instruments, including U.S. Government derivatives.


A Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities (STRIPS). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.


Options and futures contracts can be volatile investments and involve certain risks, including, but not limited to: no assurance that futures contracts transactions can be effected at favorable prices; possible reduction in a Portfolio's total return and yield; possible reduction in the value of the futures instrument; the inability of a Portfolio to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.


The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.


In writing puts, there is the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. In addition, it must segregate assets to cover its obligations with respect to the sale of a put.


In writing calls, a Portfolio may forego profits on an increase in the price of an underlying security if the purchaser exercises the call option. In addition, a Portfolio could experience capital losses that might cause previously distributed income to be recharacterized for tax purposes as a return of capital to shareholders.


The use of forward currency contracts may reduce the gain that otherwise would result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Portfolio limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks, because the Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.


Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.


                                          Aetna Generation Portfolios, Inc. 11

Variable Rate Instruments, When-Issued and Delayed-Delivery Transactions. When-issued, delayed-delivery and variable rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Each Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the Portfolio's commitments to purchase securities on a when-issued or delayed-delivery basis. For more information about these securities, see Appendix A and the Statement.


Special Considerations. Investors should be aware that the investment results of the Portfolios depend in part upon the Adviser's ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.


While the Adviser has substantial experience in managing all asset classes, there can be no assurance the Adviser will always allocate assets to the best performing sectors. A Portfolio's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.


                            INVESTMENT RESTRICTIONS


The restrictions discussed in this section are in addition to those discussed under "Investment Strategies" and "Investment Techniques." No Portfolio may invest 25% or more of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


No Portfolio will invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Portfolio's total assets. The Portfolios do not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products.


                    MANAGEMENT OF THE GENERATION PORTFOLIOS


Directors. The operations of each Portfolio are managed under the direction of the Directors. The Directors set broad policies for the Fund and each Portfolio. Information about the Directors is found in the Statement.


Investment Adviser. Aetna serves as the investment adviser for each Portfolio and Aeltus serves as the subadviser. Aetna is a Connecticut insurance corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser. Aetna receives a management fee at an annual rate of 0.60% of the average daily net assets of each of the Portfolios, payable monthly.


Subadviser. The Fund and Aetna have engaged Aeltus as subadviser of each Portfolio. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06156- 1205. Aeltus is registered as an investment adviser with the Commission.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of each Portfolio in accordance with the Portfolio's investment objective and policies subject to the supervision of Aetna, the Fund and the Directors. Aeltus determines what securities and other instruments are purchased and sold by each Portfolio and handles certain related accounting and administrative functions, including determining each Portfolio's net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Directors request from time to time. Aeltus receives a fee at an annual rate up to 0.35% of the average daily net assets of each of the Portfolios, payable monthly.


12 Aetna Generation Portfolios, Inc.

Aetna has overall responsibility for monitoring the investment program maintained by the Subadviser for compliance with applicable laws and regulations and each Portfolio's investment objective and policies.


Portfolio Management. The following individuals are primarily responsible for the day-to-day management of the Portfolios, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Portfolios.


Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for the Generation Portfolios and has been responsible for determining the allocation of each Portfolio's investments among the asset classes described under "Investment Strategies" since the Fund's inception in July 1995. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual funds assets. Mr. Means joined Aetna in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means is responsible for the selection of securities for the Generation Portfolios in the Large Capitalization Stocks class.


The following individuals are responsible for the selection of securities for the Generation Portfolios in each of the asset classes other than the Large Capitalization Stock class:


Vince Fioramonti, Vice-President, Aeltus, is currently managing international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988.


Yaniv Tepper, Vice-President, Aeltus, has responsibility for Real Estate Investment Trust (REIT) holdings on the equity side, and non-agency mortgage backed securities on the fixed income side. Mr. Tepper joined Aetna in early 1994 as an Associate in Real Estate Investments Group. Prior to joining Aetna, Mr. Tepper consulted in the area of real estate finance, valuations, and asset restructuring.


Donald Townswick, Vice-President, Aeltus, joined Aetna in July of 1994 after serving as Vice President at INVESCO Management and Research, Boston. Mr. Townswick was at INVESCO from 1992 to 1994. Prior to his position at INVESCO, he was an engineer in the Aerospace Industry with Rockwell International and Douglas Aircraft Company.


Jeanne Wong-Boehm, Managing Director, Aeltus, has been portfolio manager for the Fund for four years. Ms. Wong-Boehm joined Aetna in 1983 as a fixed income portfolio analyst. In 1989 she was also assigned primary responsibility for the money market operations.


Expenses and Fund Administration Under an Administrative Services Agreement with the Fund, Aetna provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. Aetna is also responsible for all ordinary recurring direct costs of the Fund, such as custodian fees, directors fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of each Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the prospectus for your contract or policy for information on how to direct investments in or redemptions from a Portfolio and any fees that may apply. Orders for the purchase or redemption of shares of each Portfolio that are received before the close of regular trading on the New York Stock Exchange (normally 4 p.m. eastern time) are effected at the respective net asset value per share determined that day, as described below (see Net Asset Value). The insurance company shall be the designee of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund; provided that the Fund receives notice of the order by 9:30 a.m. the next day on which the New York Stock Exchange is open


                                          Aetna Generation Portfolios, Inc. 13
for trading. The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Commission.


                                NET ASSET VALUE


The NAV of each Portfolio is determined as of the earlier of 15 minutes after the close of the New York Stock Exchange or 4:15 p.m. eastern time on each day that the New York Stock Exchange is open for trading. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined under the authority of the Directors.


                              GENERAL INFORMATION


Incorporation The Fund was incorporated under the laws of Maryland on October 14, 1994.


Capital Stock The Fund is authorized to issue two billion shares of capital stock, par value $0.001 per share. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


Shareholder Meetings The Fund is not required and does not intend to hold annual shareholder meetings. The Fund's Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.


Voting Rights Each share of the Fund is entitled to one vote for each full share and fractional votes for fractional shares. Separate votes are taken by Portfolio only if the matter affects or requires the vote of only that Portfolio. The insurance companies holding the shares in their separate accounts will generally request voting instructions from the Participants and generally must vote the shares in proportion to the voting instructions received. Voting rights for VA Contracts and VLI Policies are discussed in the prospectus for the applicable contract or policy.


Mixed Funding Because Portfolios of the Fund are sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested in a Portfolio of the Fund might withdraw its investment in a Portfolio, which might force the portfolio to sell its investment at disadvantageous prices, causing its per share value to decrease. The Directors have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.


                                  TAX MATTERS


Each Portfolio intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.



Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts so that the Participants should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company separate accounts. Participants should review the prospectus for their VA Contract or VLI Policy for information regarding the tax consequences to them of purchasing a contract or policy.

14 Aetna Generation Portfolios, Inc.

                                   APPENDIX A
                          GLOSSARY OF INVESTMENT TERMS



This glossary describes some of the securities used by the Generation Portfolios. Further information is available in the Statement:


Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.


Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit (CDs) as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.


Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.


Depositary Receipts Depositary receipts are negotiable certificates evidencing ownership of shares of a non-U.S. corporation, government, or foreign subsidiary of a U.S. Corporation. A U.S. bank typically issues depositary receipts, which are backed by ordinary shares that remain on deposit with a custodian bank in the issuer's home market.

A depositary receipt can either be "sponsored" by the issuing company or established without the involvement of the company, which is referred to as "unsponsored."


Eurodollars Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.


High-Risk, High-Yield Securities Bonds of low quality security backing rated BB or below by Standard & Poor's or Ba or below by Moody's or other agencies, or, if unrated, considered by the Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.


Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.


U.S. Government Derivatives A Fund may purchase separately traded principal and interest components of certain U.S. Government securities (STRIPS). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.


Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.


When-Issued and Delayed-Delivery Transactions When-issued and delayed-delivery transactions are trading practices in which payment and delivery for securities takes place at a future date. The market value of a security could change during the interim period, which could affect yield.


Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.


                                          Aetna Generation Portfolios, Inc. 15

Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds are more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.


The Generation Portfolios also use some of the following securities to manage risk and volatility:

Call Option The right to buy a security, currency or stock index at a stated price, or stock price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.


Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares at a fixed price.


Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.


Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed to in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.


Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.


Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.


Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.


16 Aetna Generation Portfolios, Inc.

                                   APPENDIX B
                     DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.


"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.


"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.


"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.


"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                          Aetna Generation Portfolios, Inc. 17

"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

18 Aetna Generation Portfolios, Inc.

==============================================================================

            Statement of Additional Information dated: May 1, 1997

                                AETNA GENERATION
                               PORTFOLIOS, INC.

                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Generation Portfolios, Inc. dated May 1, 1997.



A free prospectus is available by writing to Aetna Generation Portfolios, Inc. at the address listed above or calling 1-800-525-4225.

                     Read the prospectus before you invest.

                               TABLE OF CONTENTS


General Information and History   .....................................     2
Additional Investment Restrictions and Policies of the
 Generation Portfolios   ..............................................     2
Description of Various Securities and Investment Techniques  ..........     4
Directors and Officers of the Company   ...............................    17
Control Persons and Principal Shareholders    .........................    21
The Investment Advisory Agreements   ..................................    21
The Subadvisory Agreements  ...........................................    21
Administrative Services Agreement    ..................................    22
License Agreement  ....................................................    22
Custodian    ..........................................................    22
Independent Auditors  .................................................    23
Brokerage Allocation and Trading Policies  ............................    23
Description of Shares    ..............................................    24
Purchase and Redemption of Shares    ..................................    24
Net Asset Value    ....................................................    25
Per formance Information    ...........................................    25
Tax Status   ..........................................................    25
Voting Rights   .......................................................    31
Financial Statements  .................................................    32


==============================================================================

                        GENERAL INFORMATION AND HISTORY


Aetna Generation Portfolios, Inc. (Fund) was incorporated in 1994 in Maryland. The Fund is an open-end diversified management investment company. The Fund is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized three series: Aetna Ascent Variable Portfolio (Ascent); Aetna Crossroads Variable Portfolio (Crossroads); and Aetna Legacy Variable Portfolio (Legacy).



The investment objective and general investment policies of each Portfolio are described in the Prospectus.

 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE GENERATION PORTFOLIOS


The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.


As a matter of fundamental policy, no Portfolio will:

 (1) with respect to 75% of the value of its total assets hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;


 (2) concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, banker's acceptances, or securities of banks and bank holding companies;



 (3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;



 (4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Portfolio may borrow money as authorized by the 1940 Act;



 (5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Portfolio may invest in securities

2 Aetna Generation Portfolios, Inc.

      secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Portfolio may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);


 (6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;


 (7) borrow money, except that (a) a Portfolio may enter into certain futures contracts and options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or



 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (1933 Act).


The Fund has also adopted certain other investment restrictions reflecting the current investment practices of the Portfolios that may be changed by the Company's directors and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, the Portfolios will not:



 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described here and in the prospectus;


 (2)  invest in companies for the purpose of exercising control or management;

 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act;

 (4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals; or



 (5) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser (Adviser) shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.


 (6) invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products.


                                             Aetna Generation Portfolios, Inc. 3

Where a Portfolio's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.


          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments

The Portfolios may use derivative instruments as described in the prospectus under "Investment Techniques." The following provides additional information about these instruments.



Futures Contracts--Each Portfolio may enter into futures contracts as described in the prospectus. A Portfolio may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).



A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date and time. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.


Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.


The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.


Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

4 Aetna Generation Portfolios, Inc.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.



"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits. With regard to transactions involving futures contracts, the Fund maintains a segregated account holding liquid assets in accordance with applicable Securities and Exchange Commission (Commission) staff position.



Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



A Portfolio can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Portfolio involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.


Call and Put Options--Each Portfolio may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this Statement. A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Adviser.



So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the

                                             Aetna Generation Portfolios, Inc. 5
call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A Portfolio will only write a call option on a security which it already owns and will not write call options on when-issued securities.


When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Portfolio may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.


In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.



A Portfolio may purchase put options when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options for these purposes may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be segregated at the Portfolio's custodian.



The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of

6 Aetna Generation Portfolios, Inc.

assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.


Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.


The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.


A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Portfolio, are taxable as ordinary income.



Foreign Futures Contracts and Foreign Options--The Portfolios may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.



Options on Foreign Currencies--Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of pro-

                                             Aetna Generation Portfolios, Inc. 7
tecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Portfolio on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Portfolio collateralizes the position by maintaining in a segregated account with the Portfolio's custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.



Forward Exchange Contracts--Each Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (transaction hedge); or to lock in the value of an existing portfolio security (position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Investment Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.



Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.



There is no limitation as to the percentage of a Portfolio's assets that may be committed to forward exchange contracts. The Portfolios will not enter into a "cross hedge," unless it is denominated in a currency or currencies that the Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.



The Portfolios' custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of each Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross

8 Aetna Generation Portfolios, Inc.

hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.


At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract.


Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options

                                             Aetna Generation Portfolios, Inc. 9
that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.


A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.



Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that a Portfolio has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."



Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus under "Investment Techniques" and "Risk Factors and Other Considerations," the following sets forth certain information regarding the potential risks associated with a Portfolio's transactions in derivatives.


Risk of Imperfect Correlation--A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).


The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

10 Aetna Generation Portfolios, Inc.

The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.


The Portfolios will purchase or sell futures contracts or options for hedging purposes, only if, in the Investment Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the assets being hedged for the hedge to be effective. There can be no assurance that the Investment Adviser's judgment will be accurate.


Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.


The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.



Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if the Investment Adviser's judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.



Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Generation Portfolios.



                                            Aetna Generation Portfolios, Inc. 11

Repurchase Agreements


Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Company's Board of Directors (Directors). A repurchase agreement allows a Portfolio to determine the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Portfolio may incur costs in liquidating the securities (or other collateral for the agreement), or a loss if the securities (or collateral) decline in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Portfolio.


Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.

Securities Lending

The Portfolios can lend securities in its portfolio subject to the following conditions: (a) the borrower will provide at least 100% collateral throughout the life of the loan; (b) loans will be made subject to the rules of the New York Stock Exchange; (c) the loan collateral will be either cash or direct obligations of the U.S. government or agencies thereof; (d) cash collateral will be invested only in highly liquid short-term investments; (e) during the existence of a loan, a Portfolio will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (f) no more than one-third of the net assets of a Portfolio will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.




In the Adviser's opinion, lending portfolio securities to qualified broker-dealers affords a Portfolio a means of increasing the yield on its portfolio. A Portfolio will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. A Portfolio will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of the securities, whenever a material event affecting the borrowed securities is to be voted on, the Investment Adviser will regain or direct the vote with respect to loaned securities.



The primary risk a Portfolio assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount

12 Aetna Generation Portfolios, Inc.

of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but a Portfolio would be an unsecured creditor as to such shortage and might not be able to recover all or any of it.

Foreign Securities

Investments in securities of foreign issuers, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.


There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Portfolio, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Portfolio's policy of investing in closed-end mutual funds, investors in the Portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.


Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.


Depositary Receipts


Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange typically, Luxembourg, as well as in the United States, and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.


                                            Aetna Generation Portfolios, Inc. 13

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.



Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.


As noted in the Prospectus, the Portfolios may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.



CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

14 Aetna Generation Portfolios, Inc.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.


Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the security's average life and slower prepayments will lengthen it.


The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.


High-Risk, High-Yield Securities

The Portfolios may invest in high-risk, high-yield securities (junk bonds), which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. These securities are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, the Adviser seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.


The yields earned on high-risk, high-yield securities (junk bonds) generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:


 (1) Sensitivity to Interest Rate and Economic Changes. High-risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high-risk, high-yield securities (junk bonds) tend not to rise as much as the prices of these other bonds.


      Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-risk, high-yield security (junk bonds) owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Portfolio's net asset value. Furthermore, in the case of high-risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.


 (2) Payment Expectations. High-risk, high-yield securities (junk bonds), like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market,


                                            Aetna Generation Portfolios, Inc. 15
      the Portfolio may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of junk bonds than in the case of investment grade bonds.



 (3) Liquidity and Valuation Risks. High-risk, high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities in the past tended to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.


 (4) Limitations of Credit Ratings. The credit ratings assigned to high-risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's Investors Service, Inc. and Standard & Poor's Corporation are considered, the Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.


 (5) Legislation. Legislation may have a negative impact on the market for high-risk, high-yield securities (junk bonds), such as legislation requiring federally insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

The Portfolios may invest in zero coupon securities and pay-in-kind securities. In addition, the Portfolios may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (cash payment date) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.



The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in- kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

16 Aetna Generation Portfolios, Inc.

Warrants

Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.


Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.

When-Issued or Delayed-Delivery Securities

During any period that a Portfolio has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Portfolio will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Portfolio's liquidity and ability to manage its portfolio. When a Portfolio engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to invest portfolios held in the segregated account more advantageously. A Portfolio will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Portfolio at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover


The Portfolios' policy on portfolio turnover is discussed in the prospectus. The portfolio turnover rates for the years ended December 31, 1995 and 1996 were 39.77% and 109.77% for Ascent, 49.38% and 105.66% for Crossroads, and 62.43% and 111.11% for Legacy respectively.

                            DIRECTORS AND OFFICERS

The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*) and hold similar positions with other investment companies in the same fund complex managed by the Adviser.

--------------------------------------------------------------------------------------------
                                                  Principal Occupation During Past Five
                                                  Years (and Positions held with Affiliated
                            Position(s) Held      Persons or Principal Underwriters of the
 Name, Address and Age      with Registrant       Registrant)
 -------------------------------------------------------------------------------------------
 Shaun P. Mathews*          Director and          Vice President/Senior Vice President, Aetna
 151 Farmington Avenue      President             Life Insurance and Annuity Company, March
 Hartford, Connecticut                            1991 to present and Vice President, Aetna
 Age 41                                           Life Insurance Company, 1991 to present.
                                                  Director and President, Aetna
                                                  Investment Services, Inc.; and
                                                  Director and Senior Vice
                                                  President, Aetna Insurance
                                                  Company of America, March 1991
                                                  to present.
--------------------------------------------------------------------------------------------


                                            Aetna Generation Portfolios, Inc. 17


--------------------------------------------------------------------------------------------
                                                  Principal Occupation During Past Five
                                                  Years (and Positions held with Affiliated
                            Position(s) Held      Persons or Principal Underwriters of the
 Name, Address and Age      with Registrant       Registrant)
--------------------------------------------------------------------------------------------
 Wayne F. Baltzer           Vice President        Assistant Vice President, Aetna Life
 151 Farmington Avenue                            Insurance and Annuity Company, May 1991
 Hartford, Connecticut                            to present; Vice President, Aetna
 Age 53                                           Investment Services, Inc. July 1993 to
                                                  present.
--------------------------------------------------------------------------------------------
 Martin T. Conroy           Vice President        Assistant Treasurer, Aetna Life Insurance
 151 Farmington Avenue                            and Annuity Company, October 1991 to
 Hartford, Connecticut                            present.
 Age 57
--------------------------------------------------------------------------------------------
 J. Scott Fox               Vice President        Director and Senior Vice President, Aetna
 242 Trumbull Street        and Treasurer         Life Insurance and Annuity Company,
 Hartford, Connecticut                            March 1997 to present; Director, Managing
 Age 42                                           Director, Chief Operating Officer, Chief
                                                  Financial Officer and Treasurer, Aeltus
                                                  Investment Management, Inc. (Aeltus), April
                                                  1994 to present; Managing Director and
                                                  Treasurer, Equitable Capital Management
                                                  Corp., March 1987 to September 1993.
                                                  Director and Chief Financial Officer, Aeltus
                                                  Capital, Inc. and Aeltus Trust Company,
                                                  Inc.; Director, President and Chief
                                                  Executive Officer, Aetna Investment
                                                  Management, (Bermuda) Holding, Ltd.
--------------------------------------------------------------------------------------------
 Susan E. Bryant            Secretary             Counsel, Aetna Inc. (formerly Aetna Life
 151 Farmington Avenue                            and Casualty Company) March 1993 to
 Hartford, Connecticut                            present; General Counsel and Corporate
 Age 49                                           Secretary, First Investors Corporation, April
                                                  1991 to March 1993. Secretary, Aetna
                                                  Investment Services, Inc. and Vice
                                                  President and Senior Counsel, Aetna
                                                  Financial Services, Inc.
--------------------------------------------------------------------------------------------
 Morton Ehrlich             Director              Chairman and Chief Executive Officer,
 1000 Venetian Way                                Integrated Management Corp. (an
 Miami, Florida                                   entrepreneurial company) and Universal
 Age 62                                           Research Technologies, 1992 to present;
                                                  Director and Chairman, Audit
                                                  Committee, National Bureau of
                                                  Economic Research, 1985 to
                                                  1992.
--------------------------------------------------------------------------------------------
 Maria T. Fighetti          Director              Manager/Attorney, Health Services, New
 325 Piermont Road                                York City Department of Mental Health,
 Closter, New Jersey                              Mental Retardation and Alcohol Services,
 Age 53                                           1973 to present.
--------------------------------------------------------------------------------------------
 David L. Grove             Director              Private Investor; Economic/Financial
 5 The Knoll                                      Consultant, December 1985 to present.
 Armonk, New York
 Age 78
--------------------------------------------------------------------------------------------


18 Aetna Generation Portfolios, Inc.

--------------------------------------------------------------------------------------------
                                                  Principal Occupation During Past Five
                                                  Years (and Positions held with Affiliated
                            Position(s) Held      Persons or Principal Underwriters of the
 Name, Address and Age      with Registrant       Registrant)
--------------------------------------------------------------------------------------------
 Timothy A. Holt*           Director              Director, Senior Vice President and Chief
 151 Farmington Avenue                            Financial Officer, Aetna Life Insurance and
 Hartford, Connecticut                            Annuity Company, February 1996 to
 Age 43                                           present; Vice President, Portfolio
                                                  Management/Investment Group, Aetna Inc.
                                                  (formerly Aetna Life and Casualty
                                                  Company), June 1991 to February 1996.
                                                  Director and Vice President, Aetna
                                                  Retirement Holdings Services, Inc.
--------------------------------------------------------------------------------------------
 Daniel P. Kearney*         Director              Director, President, and Chief Executive
 151 Farmington Avenue                            Officer, Aetna Life Insurance and Annuity
 Hartford, Connecticut                            Company, December 1993 to present;
 Age 57                                           Executive Vice President, Aetna Inc.
                                                  (formerly Aetna Life and Casualty Company),
                                                  December 1993 to present; Group Executive,
                                                  Aetna Inc. (formerly Aetna Life and
                                                  Casualty Company), 1991 to 1993; Director,
                                                  Aetna Investment Services, Inc., November
                                                  1994 to present; Director, Aetna Insurance
                                                  Company of America, May 1994 to present.
--------------------------------------------------------------------------------------------
 Sidney Koch                Director              Financial Adviser, self-employed, January
 455 East 86th Street                             1993 to present; Senior Adviser, Daiwa
 New York, New York                               Securities America, Inc., January 1992 to
 Age 61                                           January 1993; Executive Vice President,
                                                  Member of Executive Committee, Daiwa
                                                  Securities America, Inc., January 1986 to
                                                  January 1992.
--------------------------------------------------------------------------------------------
 Corine T. Norgaard         Director, Chair       Dean of the Barney School of Business,
 556 Wormwood Hill          Audit Committee       University of Hartford, (West Hartford, CT),
 Mansfield Center,          and Contract          August 1996 to present; Professor,
 Connecticut                Committee             Accounting and Dean of the School of
 Age 59                                           Management, Binghamton University,
                                                  (Binghamton, NY), August 1993 to August
                                                  1996, Professor, Accounting, University of
                                                  Connecticut, (Storrs, Connecticut), September
                                                  1969 to June 1993; Director, The Advest Group
                                                  (holding company for brokerage firm) through
                                                  September 1996.
--------------------------------------------------------------------------------------------
 Richard G. Scheide         Director              Trust and Private Banking Consultant,
 11 Lily Street                                   David Ross Palmer Consultants, July 1991
 Nantucket,                                       to present.
 Massachusetts
 Age 67
--------------------------------------------------------------------------------------------

* Interested persons as defined in the Investment Company Act of 1940 (1940
  Act).




                                            Aetna Generation Portfolios, Inc. 19

  During the year ended December 31, 1996, Directors of the Funds within the Aetna Mutual Fund Complex who are also directors, officers or employees of Aetna Life and Casualty Company and its affiliates were not entitled to any compensation from the Funds. Directors who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Aetna Mutual Fund Complex. In addition, each Director will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allocated proportionately to each Fund within the Aetna Mutual Fund Complex based on the net assets of the Fund as of the date compensation is earned.


  As of December 31, 1996, the unaffiliated Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.

-------------------------------------------------------------------------------
                                                   Total Compensation from
 Name of Person,           Aggregate Compensa-     Registrant and Fund Complex*
 Position                  tion from Registrant    Paid to Directors
-------------------------------------------------------------------------------
 Corine Norgaard           $495.00                 $72,950.00
 Director and Chairman,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------
 Sidney Koch               $495.00                 $72,950.00
 Director and Member,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------
 Maria T. Fighetti         $434.00                 $63,950.00
 Director and Member,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------
 Morton Ehrlich            $434.00                 $63,950.00
 Director and Member,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------
 Richard G. Scheide        $468.00                 $68,950.00
 Director and Member,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------
 David L. Grove            $468.00**               $68,950.00**
 Director and Member,
 Audit and Contract
 Committees
-------------------------------------------------------------------------------

 * Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Get Fund (Series B), Aetna Get Fund (Series C), Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.



 ** Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.


  The Fund has applied for an order by the Commission to allow the Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (Plan). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more portfolios of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Portfolio and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.


20 Aetna Generation Portfolios, Inc.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of March 31, 1997 all of the shares of the Generation Portfolios were owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). It is currently expected that all shares will be held by separate accounts of Aetna and its subsidiary, Aetna Insurance Company of America, Inc. (AICA), on behalf of their respective separate accounts. See "Voting Rights" below.

                         INVESTMENT ADVISORY AGREEMENT

The Fund, on behalf of each Portfolio, has entered into Investment Advisory Agreements (Advisory Agreements) appointing Aetna as the Adviser of each Portfolio. These Advisory Agreements were adopted by the Directors in February 1996 and approved by the shareholders in June 1996. The Advisory Agreements will remain in effect if approved at least annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time by the Directors or by a majority vote of the outstanding voting securities of that Portfolio, or they may be terminated on sixty days' written notice by Aetna. The Advisory Agreements terminate automatically in the event of assignment.


These Advisory Agreements replace agreements with Aetna that were initially approved by shareholders at the Portfolios' inception. Under the Advisory Agreements and subject to the direction of the Directors of the Fund, Aetna has responsibility for supervising all aspects of the operations of each Portfolio including the selection, purchase and sale of securities on behalf of each Portfolio, the calculation of net asset values and the preparation of financial and other reports as requested by the Directors. Under both the old and the new agreements, Aetna is given the right to delegate any or all of its obligations to a subadviser.


The Advisory Agreements provide that Aetna is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Fund. Each Portfolio is responsible for payment of all of its other costs; however, under the Administrative Services Agreement described below, Aetna has agreed to pay all direct expenses for each Portfolio except for broker's commissions and other costs incurred in effecting transactions on behalf of the Portfolio.


For its services under the prior Agreements, Aetna received a monthly fee at an annual rate of 0.50% of the average daily net assets of each portfolio, payable monthly. For the years ended December 31, 1995 and December 31, 1996, Aetna received fees of $44,673 and $136,513 from Ascent; $44,352 and $129,138 from Crossroads; and $43,540 and $105,706 from Legacy, respectively. Under the new Advisory Agreement, Aetna receives an advisory fee at an annual rate of 0.60% of the average daily net assets of the Fund, payable monthly.

                           THE SUBADVISORY AGREEMENTS

Aetna and the Fund, on behalf of each Series, have entered into agreements (Subadvisory Agreements) with Aeltus Investment Management, Inc. (Aeltus) effective August 1, 1996 appointing Aeltus subadviser of each Series. These Subadvisory Agreements were adopted by the Directors in February 1996 and approved by the shareholders in July 1996. Each Subadvisory Agreement will be effective through December 31, 1997. The Subadvisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Independent Directors of the Fund, at a meeting called for that purpose, and held in person. The Subadvisory Agreements may be terminated without penalty at any time by the Directors or by a majority of the outstanding voting securities of the


                                            Aetna Generation Portfolios, Inc. 21

Series of the Fund or they may be terminated on sixty (60) days' written notice by Aetna, the Fund or the Subadviser. The Subadvisory Agreements terminate automatically in the event of their assignment.


Under the Subadvisory Agreements, Aeltus is responsible for managing the assets of each Portfolio in accordance with their investment objectives and policies, subject to the supervision of Aetna and the Directors, and for preparing and providing accounting and financial information as requested by the Adviser and the Directors. The Subadviser pays the salaries, employment benefits and other related costs of its personnel. For its services, Aetna has agreed to pay the Subadviser a fee at an annual rate of up to 0.35% of the average daily net assets of each Portfolio, payable monthly. This fee is not charged to the Fund but is paid by Aetna out of its investment advisory fees.


Aetna, as the Investment Adviser, retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and each Portfolio's investment objectives and policies.

                     THE ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to the Administrative Services Agreements described below, Aetna acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aetna include: (1) internal accounting services; (2) regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) preparing federal, state and local income tax returns; (6) overseeing the determination and publication of net asset values; (7) certain shareholder communications; (8) supervision of the custodians and transfer agent; and (9) reporting to the Directors.


For its services and as reimbursement for the costs it incurs under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of each Portfolio.


The Administrative Services Agreement will continue in effect if approved annually by a majority of the Directors. They may be terminated by either party on sixty days' written notice.


Prior to May 1, 1996, Aetna provided administrative services under agreements that allowed for the reimbursement of a proportionate share of Aetna's overhead in administering the Portfolios and the Portfolios reimbursed Aetna directly for all other costs. The total of the direct costs and administrative costs reimbursed to Aetna for the years ended December 31, 1995 and December 31, 1996 were $96,041 and $34,751 for Ascent; $96,465 and $26,567 for Crossroads; $96,465
and $21,226 for Legacy, respectively.

                               LICENSE AGREEMENT

The Fund uses the service mark of Aetna Generation Portfolios, Inc. and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Fund.

                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of the Portfolios. The custodian does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


22 Aetna Generation Portfolios, Inc.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, City Place II, Hartford, Connecticut 06103 serves as independent auditors to the Generation Portfolios. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.


                   BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the direction of the Directors, Aetna and Aeltus have responsibility for making the Aetna Generation Portfolios' investment decisions, for effecting the execution of trades for the Aetna Generation Portfolios and for negotiating any brokerage commissions thereof. It is the policy of Aetna and Aeltus to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.


In implementing their trading policy, Aetna and Aeltus may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of Aetna and Aeltus, will lead to the best overall quality of execution.


Aetna and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. Aetna and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either Aetna or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or Aeltus.


Consistent with securities laws and regulations, Aetna and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. Aetna's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and Aeltus' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. Research services furnished by brokers through whom the Fund affects securities transactions may be used by Aetna and Aeltus in servicing all of their accounts; not all such services will be used by Aetna and Aeltus to benefit the Fund. The Aetna Generation Portfolios have no present intention to effect any brokerage transactions in portfolio securities with Aetna or any affiliate of the Aetna Generation Portfolios or Aetna except in accordance with Rule 17e-1 under the 1940 Act.


Certain officers of Aetna and Aeltus also manage the securities portfolios of Aetna's own accounts. Further, Aetna and Aeltus also act as investment adviser to other investment companies registered under


                                            Aetna Generation Portfolios, Inc. 23
the 1940 Act and other client accounts. Aetna and Aeltus have adopted policies designed to prevent disadvantaging the Aetna Generation Portfolios in placing orders for the purchase and sale of securities for the Aetna Generation Portfolios.



To the extent Aetna or Aeltus desires to buy or sell the same security at or about the same time for more than one client, the purchases or sales will normally be aggregated (or "bunched") and allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for all aggregated transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.


The Directors have adopted a policy allowing trades to be made between registered investment companies or portfolios thereof provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company advised by Aetna.



For the period ended December 31, 1996, brokerage commissions were paid in the amount of $97,427 from Ascent; $69,844 from Crossroads; and $39,942 from Legacy.



The Directors have also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Portfolio. The Code of Ethics allows trades to be made in securities that may be held by a Portfolio; however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.


For the period ended December 31, 1996, portfolio transactions in the amounts listed below were directed to certain brokers because of research services, of which commissions in the amounts listed below were paid with respect to such transactions. No brokerage business was placed with any brokers affiliated with Aetna.

                                        Commissions Paid on
                Total Transactions      Total Transactions
 Ascent              $19,368,281              $14,836
 Crossroads           12,769,544               10,644
 Legacy                8,328,906                6,434


                             DESCRIPTION OF SHARES



The Articles of Incorporation authorize the Fund to issue two billion shares of common stock with a par value of $.001 per share. The shares are nonassessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.



The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares, when issued, will be fully paid and nonassessable.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the prospectus under "Purchase and Redemption of Shares" and "Net Asset Value."


24 Aetna Generation Portfolios, Inc.

                                NET ASSET VALUE

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.


Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.


                            PERFORMANCE INFORMATION

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $10,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $10,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $10,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.


The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.


The performance of the Portfolios is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of time ("n") according to the formula:


                                  P(1+T)(n)=ERV

The total returns of the Portfolios calculated based on the formula above for the periods ended December 31, 1996 are:


Aetna Ascent Portfolio one year period            23.58%
    Inception (7/5/95) through 12/31/96           23.21%

Aetna Crossroads Portfolio one year period        18.81%
    Inception (7/5/95) through 12/31/96           19.16%

Aetna Legacy Portfolio one year period            14.19%
    Inception (7/5/95) through 12/31/96           15.30%


                                  TAX STATUS


The following is only a summary of certain additional tax considerations generally affecting each Generation Portfolio and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

                                            Aetna Generation Portfolios, Inc. 25

Qualification as a Regulated Investment Company


Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a Portfolio generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.



In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.


In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio

26 Aetna Generation Portfolios, Inc.

grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.


Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. The IRS has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short- Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256, provided that the contract is actually held by the Portfolio uninterrupted for a total of at least three months.


Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company and/or its compliance with the diversification requirement under Code section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.



A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICs) for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (QEF) in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such


                                            Aetna Generation Portfolios, Inc. 27
portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.



Under recently proposed Treasury Regulations a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share (mark to market gain). Such mark to market gain will be included by the Portfolio as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Portfolio makes such election in the first taxable year it holds PFIC stock, the Portfolio will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.



Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.


If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Spe-

28 Aetna Generation Portfolios, Inc.

cifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies.


For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.



For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Portfolio Distributions

Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.



Each Portfolio may either retain or distribute to the shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired the shares. All distributions paid to Aetna, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.



If a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the

                                            Aetna Generation Portfolios, Inc. 29
last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


Ordinary income dividends paid by a Portfolio with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Portfolio from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.



Alternative Minimum Tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (AMTI) over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Generation Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.



Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.


Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition,

30 Aetna Generation Portfolios, Inc.

if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



Sale or Redemption of Shares


Shareholders generally will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Tax Effect on Participants

Participants in VA Contracts and VLI Policies are taxed through prior ownership of such contracts and policies, as described in one's prospectus for the applicable contract or policy.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

                                 VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Policies. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Policies through to Contract holders or Participants as described in the prospectus for the applicable VA Contract or VLI Policy.


Once the initial Board is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between

                                            Aetna Generation Portfolios, Inc. 31
any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.


Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.


Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority vote of Directors where any Director becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares;
(4) by written declaration filed with Mellon Bank, N.A., the Generation Portfolios' custodian, signed by two-thirds of a Portfolio's shareholders. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Generation Portfolios, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.


                              FINANCIAL STATEMENTS

Financial Statements for Aetna Generation Portfolios, Inc. are incorporated herein by reference to the Annual Report dated December 31, 1996. The Annual Report is available upon request and without charge by calling 1-800-525-4225 or by writing to Aetna Income Shares at 151 Farmington Avenue, CT 06156.


32 Aetna Generation Portfolios, Inc.

                                      Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                      PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

       (a)      Financial Statements:
                (1)  Included in Part A:
                      Financial Highlights
                (2) Included in Part B by incorporation by reference to the Fund's Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on March 7, 1997 (File No. 811-8934):
                      Portfolio  of Investments
                      Statement of Assets and Liabilities as of December 31,
                      1996
                      Statement of Operations for the year ended December 31,
                      1996
                      Statements of Changes in Net Assets for the year ended December 31, 1996 and the period from July 5, 1995 to December 31, 1995
                      Notes to Financial  Statements
                      Independent Auditors' Report

         (b)      Exhibits:
                  (1)(a)       Articles of Incorporation(1)
                  (1)(b)       Articles Supplementary (March 13, 1996)
                  (2)          Amended Bylaws
                  (3)          Not applicable
                  (4)          Investment Defining Rights of Holders(2)
                  (5)(a)       Form of (executed) Investment Advisory
                               Agreement between Aetna Life Insurance and
                               Annuity Company and Aetna Generation Portfolios, Inc. (August 1, 1996)
                  (5)(b) Form of (executed) Subadvisory Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc. (August 1,
                               1996)
                  (6) Underwriting Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc. (June 19, 1996)
                  (7)          Not applicable
                  (8)          Custodian Agreement (May 8, 1995)(1)
                  (9)(a) Administrative Services Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc. on behalf of Aetna Variable Ascent Portfolio (May 1, 1996)(2)
                  (9)(b) Administrative Services Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc. on behalf of Aetna Variable Crossroads Portfolio (May 1, 1996)(2)

                  (9)(c)       Administrative Services Agreement between
                               Aetna Life Insurance and Annuity Company and
                               Aetna Generation Portfolios, Inc. on behalf of Aetna Variable Legacy Portfolio (May 1, 1996)(2)
                  (9)(d)       License Agreement (November 8, 1994)(1)
                  (10)(a)      Opinion of Counsel(3)
                  (10)(b)      Consent of Counsel
                  (11)         Consent of Independent Auditors'
                  (12)         Not applicable
                  (13)         Agreement Concerning Initial Capital(1)
                  (14)         Not applicable
                  (15)         Not applicable
                  (16)         Schedule for Computation of Performance Data
                  (17)         Not applicable
                  (19)         Power of Attorney(4)
                  (27)         Financial Data Schedule

1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on June 19, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 33-88334), as filed electronically on April 25, 1996.
3. Incorporated by reference to Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission on February 28, 1997.
4. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 25. Persons Controlled by or Under Common Control

              Registrant is a Maryland corporation for which separate financial statements are filed. As of February 28, 1997, Aetna Life Insurance and Annuity Company owned 99.60% of Registrant's outstanding voting securities

              Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. which is a wholly owned subsidiary of Aetna Services, Inc., and an indirectly wholly owned subsidiary of Aetna Inc.

              A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 26 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 33-61897), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 26. Number of Holders of Securities

              (1) Title of Class                    (2) Number of Record Holders
              ------------------                    ----------------------------

              Aetna Ascent Variable Portfolio                    2
              Aetna Legacy Variable Portfolio                    2
              Aetna Crossroads Variable Portfolio                2

Item 27. Indemnification

              Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein be reference to Exhibit 24(b)(1), as filed electronically on June 19, 1995 (File No. 33-88334), provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires in October, 1997.

              Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and
              (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28.  Business and Other Connections of Investment Adviser

              The Investment Adviser, Aetna Life Insurance and Annuity Company (Aetna), is an insurance company that issues variable and fixed annuities, and variable and universal life insurance policies and acts as principal underwriter and depositor for separate accounts holding assets for variable contracts and policies. It also acts as the principal underwriter and investment adviser for the Registrant and Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

             The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

 ------------------------------ ----------------------------------- ----------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
                                -----------------------             ---------------------------------
 ------------------------------ ----------------------------------- ----------------------------------------------
 Daniel P. Kearney              Director, President and Executive   Director and President (since March 1996) --
                                Officer                             Aetna Retirement Holdings, Inc.; President
                                                                    (since December 1995) -- Aetna Retirement
                                                                    Services, Inc.; President (since December
                                                                    1993) -- Aetna Life Insurance and Annuity
                                                                    Company; Executive Vice President (since
                                                                    December 1993) -- Aetna Inc. (formerly Aetna
                                                                    Life and Casualty Company); Director (since
                                                                    1992) -- MBIA, Inc.



 Christopher J. Burns           Director and Senior Vice            Director, Aetna Financial Services, Inc.
                                President                           (since January 1996), and Aetna Investment
                                                                    Services, Inc. (since July 1992) and
                                                                    President, Chief Operations Officer (since
                                                                    November 1996) -- Aetna Investment Services,
                                                                    Inc.; Director (since March 1996) -- Aetna
                                                                    Retirement Holdings, Inc.

 Laura R. Estes                 Director and Senior Vice President  Director (since December 1996) -- Aetna
                                                                    Insurance Agency Holding Company, Inc.);
                                                                    Director (since March 1996) -- Aetna
                                                                    Retirement Holdings, Inc.; Senior Vice
                                                                    President (since March 1991) -- Aetna Life
                                                                    Insurance and Annuity Company.

 J. Scott Fox                   Director and Senior Vice President  Director and Senior Vice President (since
                                                                    March 1997) -- Aetna Retirement Holdings,
                                                                    Inc.; Senior Vice President (since March
                                                                    1997) -- Aetna Life Insurance and Annuity
                                                                    Company; Managing Director, Chief Operating
                                                                    Officer, Chief Financial Officer, Treasurer
                                                                    (April 1994 - March 1997) -- Aeltus
                                                                    Investment Management, Inc.

 Timothy A. Holt                Director, Senior Vice President     Senior Vice President and Chief Financial
                                and Chief Financial Officer         Officer (since February 1996) -- Aetna Life
                                                                    Insurance and Annuity Company; Vice President
                                                                    (June 1991 - February 1996) -- Portfolio
                                                                    Management/Investment Group, Aetna Inc.
                                                                    (formerly known as Aetna Life and Casualty
                                                                    Company); Director (since March 1996) -- Aetna
                                                                    Retirement Holdings, Inc.; Vice President
                                                                    (since September 1996) -- Aetna Retirement
                                                                    Holdings, Inc.



 Gail P. Johnson                Director and Vice President         Vice President (since December 1992) --
                                                                    Aetna Life Insurance and Annuity Company.

 John Y. Kim                    Director and Senior Vice President  President (since December 1995) -- Aeltus
                                                                    Investment Management, Inc.; Chief
                                                                    Investment Officer (since May 1994) -- Aetna
                                                                    Life Insurance and Annuity Company.

 Shaun P. Mathews               Director and Vice President         Director (since December 1996) -- Aetna
                                                                    Insurance Agency Holding Company, Inc.; Vice
                                                                    President (since February 1996), Senior Vice
                                                                    President (March 1991 - Present) -- Aetna
                                                                    Life Insurance and Annuity Company;
                                                                    Director, Aetna Investment Services, Inc.
                                                                    (since July 1993), and Aetna Insurance
                                                                    Company of America (since February 1993).

 Glen Salow                     Director and Vice President         Vice President (since 1992) -- Aetna Life
                                                                    Insurance and Annuity Company.

 Creed R. Terry                 Director and Vice President         Vice President (since February 1996), Market
                                                                    Strategist (August 1995 - February 1996) --
                                                                    Aetna Life Insurance and Annuity Company;
                                                                    President, (1991 - 1995) Chemical Technology
                                                                    Corporation (a subsidiary of Chemical Bank).

 Kirk P. Wickman                Vice President, General Counsel     Vice President, General Counsel and
                                and Secretary                       Corporate Secretary (since March 1997) --
                                                                    Aetna Retirement Holdings, Inc.; Vice
                                                                    President, General Counsel and Secretary (since
                                                                    November 1996) -- Aetna Life Insurance and
                                                                    Annuity Company; Vice President and Counsel
                                                                    (June 1992 - November 1996) -- Aetna Life
                                                                    Insurance Company.



 Deborah Koltenuk               Vice President and Treasurer,       Vice President, Investment Planning and
                                Corporate Controller                Financial Reporting (April 1996 to July
                                                                    1996) -- Aetna Life Insurance Company; Vice
                                                                    President, Investment Planning and Financial
                                                                    Reporting (October 1994 to April 1996) Aetna
                                                                    Life Insurance Company, the Aetna Casualty and
                                                                    Surety Company and The Standard Fire and
                                                                    Insurance Company; Vice President and
                                                                    Treasurer, Corporate Controller (since March
                                                                    1996) -- Aetna Retirement Holdings, Inc.

 Frederick D. Kelsven           Vice President and Chief            Director of Compliance (January 1985 to
                                Compliance Officer                  September 1996) -- Nationwide Life Insurance
                                                                    Company.

     * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.

    ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

For information regarding Aeltus Investment Management, Inc. (Aeltus), the subadviser for the Portfolios, reference is hereby made to "Management of The Generation Portfolios" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV (File No. 801-9046) of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriters

        (a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna Life Insurance and Annuity Company (Aetna) also acts as the principal underwriter and investment adviser for Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Series Fund, Inc., Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Variable Portfolios, Inc., and Aetna GET Fund (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna and

             Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

        (b)  The following are the directors and principal officers of the
             Underwriter:

Name and Principal                  Positions and Offices                           Positions and Offices
Business Address*                   with Principal Underwriter                      with Registrant
------------------                  --------------------------                      ---------------------

Daniel P. Kearney                   Director and President                          Director

Timothy A. Holt                     Director, Senior Vice President and Chief       Director
                                    Financial Officer

Christopher J. Burns                Director and Senior Vice President

Laura R. Estes                      Director and Senior Vice President

J. Scott Fox                        Director and Senior Vice President              Vice President and Treasurer

Gail P. Johnson                     Director and Vice President

John Y. Kim                         Director and Senior Vice President

Shaun P. Mathews                    Director and Vice President                     Director and President

Glen Salow                          Director and Vice President

Creed R. Terry                      Director and Vice President

Kirk P. Wickman                     Vice President, General Counsel and Secretary

Deborah Koltenuk                    Vice President and Treasurer, Corporate
                                    Controller

Frederick D. Kelsven                Vice President and Chief Compliance Officer

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

        (c)  Not applicable.

Item 30. Location of Accounts and Records

              As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aetna, maintain physical possession of each account, book and other documents at their principal place of business located at:

                                            151 Farmington Avenue
                                            Hartford, Connecticut  06156.

Item 31.     Management Services

             Not applicable.

Item 32.     Undertakings

              The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

              The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Generation Portfolios, Inc. (Registrant) certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-88334) and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 15th day of April, 1997.


                                               AETNA GENERATION PORTFOLIOS, INC.
                                               ---------------------------------
                                                           (Registrant)

                                               By     Shaun P. Mathews*
                                               ---------------------------------
                                                      Shaun P. Mathews
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 15, 1997 in the capacities indicated.


Signature                              Title                                                    Date
Shaun P. Mathews*                      President and Director                            )
------------------------------------   (Principal Executive Officer)                     )
Shaun P. Mathews                                                                         )
                                                                                         )
Morton Ehrlich*                        Director                                          )
------------------------------------                                                     )
Morton Ehrlich                                                                           )
                                                                                         )
Maria T. Fighetti*                     Director                                          )      April
------------------------------------                                                     )      15, 1997
Maria T. Fighetti                                                                        )
                                                                                         )
David L. Grove*                        Director                                          )
------------------------------------                                                     )
David L. Grove                                                                           )
                                                                                         )
Timothy A. Holt*                       Director                                          )
------------------------------------                                                     )
Timothy A. Holt                                                                          )
                                                                                         )
Daniel P. Kearney*                     Director                                          )
------------------------------------                                                     )
Daniel P. Kearney                                                                        )






                                                                                         )
Sidney Koch*                          Director                                           )
------------------------------------                                                     )
Sidney Koch                                                                              )
                                                                                         )
Corine T. Norgaard*                   Director                                           )
------------------------------------                                                     )
Corine T. Norgaard                                                                       )
                                                                                         )
Richard G. Scheide*                   Director                                           )
------------------------------------                                                     )
Richard G. Scheide                                                                       )
                                                                                         )
J. Scott Fox*                         Vice President and Treasurer                       )
------------------------------------  (Principal Financial and Accounting Officer)       )
J. Scott Fox                                                                             )



By: /s/Susan E. Bryant
    -----------------------------------------------
      *Susan E. Bryant
       Attorney-in-Fact

                        Aetna Generation Portfolios, Inc.
                                  EXHIBIT INDEX

      Exhibit No.                                        Exhibit                                         Page
      -----------                                        -------                                         ----
99-(b)(1)(a)              Articles of Incorporation                                                        *

99-(b)(1)(b)              Articles Supplementary
                                                                                                  --------------------

99-(b)(2)                 Amended Bylaws
                                                                                                  --------------------

99-(b)(4)                 Instrument Defining Rights of Holders                                            *

99-(b)(5)(a)              Form of (executed) Investment Advisory Agreement between Aetna Life
                          Insurance and Annuity Company and Aetna Generation Portfolios, Inc.
                                                                                                  --------------------

99-(b)(5)(b)              Form of (executed) Subadvisory Agreement between Aetna Life Insurance and Annuity Company and Aetna Generation Portfolios, Inc.
                                                                                                  --------------------

99-(b)(6)                 Underwriting Agreement between Aetna Life Insurance and Annuity
                          Company and Aetna Generation Portfolios, Inc.
                                                                                                  --------------------

99-(b)(8)                 Custodian Agreement                                                              *

99-(b)(9)(a)              Administrative Services Agreement between Aetna Life Insurance and               *
                          Annuity Company and Aetna Generation Portfolios, Inc. on behalf of
                          Aetna Variable Ascent Portfolio

99-(b)(9)(b)              Administrative Services Agreement between Aetna Life Insurance and               *
                          Annuity Company and Aetna Generation Portfolios, Inc. on behalf of
                          Aetna Variable Crossroads Portfolio

99-(b)(9)(c)              Administrative Services Agreement between Aetna Life Insurance and               *
                          Annuity Company and Aetna Generation Portfolios, Inc. on behalf of
                          Aetna Variable Legacy Portfolio

*Incorporated by reference




      Exhibit No.                                        Exhibit                                         Page
      -----------                                        -------                                         ----

99-(b)(9)(d)              License Agreement                                                                *

99-(b)(10)(a)             Opinion of Counsel                                                               *

99-(b)(10)(b)             Consent of Counsel
                                                                                                  --------------------

99-(b)(11)                Consent of Independent Auditors
                                                                                                  --------------------

99-(b)(13)                Agreement Concerning Initial Capital                                             *

99-(b)(16)                Schedule for Computation of Performance Data
                                                                                                  --------------------

99-(b)(19)                Powers of Attorney                                                               *

27                        Financial Data Schedule
                                                                                                  --------------------


*Incorporated by reference